Supplement Dated July 12, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective July 5, 2023, for the JNL/Fidelity Institutional Asset Management® Total Bond Fund, please delete all references to and information for Michael Weaver.

Effective July 3, 2023, for the JNL/Heitman U.S. Focused Real Estate Fund, please delete all references to and information for John Minor, CFA.

Effective June 7, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Fidelity Institutional Asset Management® Total Bond Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Franco Castagiluolo	October 2022	Portfolio Manager, FIAM
Benjamin Harrison	June 2023	Portfolio Manager, FIAM
Alexandre Karam	June 2019	Portfolio Manager, FIAM
Jeffrey Moore	June 2019	Portfolio Manager, FIAM
Celso Muñoz	June 2019	Portfolio Manager, FIAM
Ford O’Neil	June 2019	Portfolio Manager, FIAM

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Loomis Sayles Global Growth Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges, or companies that have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, a security is not considered to be foreign if: (1) it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments; or, (2) if the security’s “country of risk” defined by Bloomberg is the United States and the security’s “country of incorporation” defined by Bloomberg is the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its “country of risk” is included within the Morningstar® Emerging Markets Index℠. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, and JNL iShares Tactical Growth Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies.  Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs.  An ETF is an investment fund that is traded on a stock exchange and holds an underlying basket of securities generally designed to track an index.  ETFs can be bought and sold through the trading day in the secondary market or at net asset value directly with an authorized participant.  Such list of ETFs will be provided by Jackson National Asset Management, LLC, the Fund’s investment adviser (“JNAM” or the “Adviser”) to the Sub-Adviser (defined below).

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Effective June 7, 2023, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/Fidelity Institutional Asset Management® Total Bond Fund, after the third paragraph please add the following:

Benjamin Harrison is a portfolio manager in the High Income and Alternatives division at Fidelity Investments. In this role, Mr. Harrison co-manages portfolios across retail and institutional assets. Prior to assuming his current responsibilities, Mr. Harrison was a Managing Director of Research. He also served as a research analyst covering chemical, services, forest products, and technology credits. He has been in the financial industry since joining Fidelity in 2009. Mr. Harrison earned his bachelor of arts degree in 20th century history from Brown University and his master of science in management research from the University of Oxford Saïd Business School. He is also a CFA® charterholder.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” for the JNL/Loomis Sayles Global Growth Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges, or companies that have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, a security is not considered to be foreign if: (1) it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments; or, (2) if the security’s “country of risk” defined by Bloomberg is the United States and the security’s “country of incorporation” defined by Bloomberg is the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its “country of risk” is included within the Morningstar® Emerging Markets IndexSM. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

On March 17, 2023, JNL Series Trust (“Trust”) filed an Information Statement with the Securities and Exchange Commission outlining a proposed change of control for Reinhart Partners LLC, a Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund, and subsequently mailed it to contract owners.  The Trust has been informed that the change of control will not occur.  Therefore, in the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” subsection “The Sub-Advisers to the JNL Multi-Manager Small Cap Value Fund,” please delete the paragraph for Reinhart Partners, LLC in the entirety and replace with the following:

Reinhart Partners, LLC (“Reinhart”), is located at 11090 N. Weston Drive, Mequon, Wisconsin 53092. Established in 1991, Reinhart is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.

This Supplement is dated July 12, 2023.

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Supplement Dated July 12, 2023

To The Statement of Additional Information

Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective June 8, 2023, for the JNL/Fidelity Institutional Asset Management® Total Bond Fund, please delete all references to and information for Michael Weaver.

Effective July 3, 2023, for the JNL/Heitman U.S. Focused Real Estate Fund, please delete all references to and information for John Minor, CFA.

Effective June 8, 2023, on pages 215-216, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, under “Portfolio Manager Compensation Structure,” please delete the section in the entirety and replace with the following,

Ford O’Neil is lead portfolio manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Jeffrey Moore is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Benjamin Harrison is co-manager for the Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Alexandre Karam is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. Franco Castagliuolo is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the MBS subportfolio of the fund. Eric Mollenhauer is co-manager of JNL/PPM Floating Rate Income Fund and receives compensation for those services. Kevin Nielsen is co-manager of JNL/PPM Floating Rate Income Fund and receives compensation for those services. Chandler Perine is co-manager of JNL/PPM Floating Rate Income Fund and receives compensation for those services. As of December 31, 2022, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, and participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Moore’s, Mr. Munoz’s, and Mr. Castagliuolo’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index.

The portion of Mr. Castagliuolo’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets he manages measured against the Bloomberg US MBS Index. Mr. Karam’s, Mr. Harrison’s, Mr. Mollenhauer’s, Mr. Nielsen’s, and Mr. Perine’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of each portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over each portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on each portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Karam’s and Mr. Harrison’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund within the eVestment High Yield.

The portion of Mr. Mollenhauer’s, Mr. Nielsen’s and Mr. Perine’s bonus that is linked to the investment performance of JNL/PPM Floating Rate Income Fund is based on the fund’s pre-tax investment performance within the LipperSM Loan Participation Funds.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

Effective June 8, 2023, on page 216, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for the JNL/Fidelity Institutional Asset Management® Total Bond Fund in the entirety and replace with the following, which reflects information as of April 30, 2023:

JNL/Fidelity Institutional Asset Management® Total Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Franco Castagliuolo	Other Registered Investment Companies	25	$50.79 billion	0	$0
	Other Pooled Vehicles	4	$2.40 billion	0	$0
	Other Accounts	0	$0	0	$0

Benjamin Harrison	Other Registered Investment Companies	20	$12.27 billion	0	$0
	Other Pooled Vehicles	4	$1.68 billion	0	$0
	Other Accounts	5	$495 million	0	$0

Alexandre Karam	Other Registered Investment Companies	19	$13.98 billion	0	$0
	Other Pooled Vehicles	19	$14.10 billion	0	$0
	Other Accounts	5	$400 million	0	$0

Celso Muñoz	Other Registered Investment Companies	11	$100.19 billion	0	$0
	Other Pooled Vehicles	3	$7.47 billion	0	$0
	Other Accounts	9	$6.46 billion	0	$0

Jeff Moore	Other Registered Investment Companies	10	$97.28 billion	0	$0
	Other Pooled Vehicles	17	$13.51 billion	0	$0
	Other Accounts	16	$11.53 billion	0	$0

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ford O’Neil	Other Registered Investment Companies	16	$120.56 billion	0	$0
	Other Pooled Vehicles	10	$12.15 billion	0	$0
	Other Accounts	6	$1.74 billion	0	$0

Effective June 8, 2023, on page 218, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, under “Security Ownership of Portfolio Managers for the JNL/Fidelity Institutional Asset Management® Total Bond Fund as of April 30, 2023,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Franco Castagliuolo	X
Benjamin Harrison	X
Alexandre Karam	X
Jeff Moore	X
Celso Muñoz	X
Ford O’Neil	X

On March 17, 2023, JNL Series Trust (“Trust”) filed an Information Statement with the Securities and Exchange Commission outlining a proposed change of control for Reinhart Partners LLC, a Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund, and subsequently mailed it to contract owners.  The Trust has been informed that the change of control will not occur.  Therefore, on page 277, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Reinhart Partners, LLC, please delete the first paragraph in the entirety and replace with the following:

Reinhart Partners, LLC (“Reinhart”), located at 11090 N. Weston Drive, Mequon, Wisconsin 53092, serves as a Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund. Established in 1991, Reinhart is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and is responsible for approximately $2.5 billion in assets under management as of December 31, 2022.

Effective June 2, 2023, on page 352, please delete the section “Disclosure of Portfolio Information” in the entirety and replace with the following:

I.	Statement of Policy

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, JNLD (the “Distributor”), and other service providers or vendors to the Funds in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.       Policy Requirements. Without limiting any Disclosures provided for in Section II, the procedures generally provide that:

(i)               Information about the Funds’ complete portfolio holdings may not, except as set forth herein, be disclosed sooner than thirty (30) days following quarter end and provided that the portfolio holdings are posted on the Funds’ Website prior to their use in any marketing materials;

(ii)             Pursuant to applicable law, each Fund (other than a Fund that is a money market fund in accordance with Rule 2a-7) publicly discloses its complete portfolio holdings on the Funds’ website at www.jackson.com within 60 days following quarter end. Each Fund also discloses a complete list of its holdings in its semi-annual and annual reports on Form N-CSR (the semi-annual and annual reports are available online and/or are distributed to shareholders) and in publicly available quarterly holdings reports on Form N-PORT. Forms N-PORT and N-CSR are filed with the SEC and available online at www.sec.gov.;

(iii)           Portfolio holdings information that is solely available in regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President in consultation with the Funds’ Chief Compliance Officer;

(iv)            As set forth herein, portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC, and is not considered confidential, may be disclosed on the Jackson website and in certain printed materials. These materials include but are not limited to: (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of a Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of a Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of a Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Funds’ Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable Fund); and

(v)             Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the Distributor or any service provider or vendor of the Funds or JNAM, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

II.	Disclosures

In addition to the foregoing, the Funds and the Distributor may periodically disclose portfolio holdings information as follows:

A.       Portfolio Overviews.

(i)	Actively Managed Funds. The Funds and the Distributor may disclose a partial list of portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Distributor may disclose a partial list of the ‘largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.

The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(ii)	Passive Funds. For Passive Funds, including Index, Target and Sector Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods;

(B)	The “Stock Selection Date”; or

(C)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(iii)       Fund of Funds. For the Fund of Funds (generally includes those Funds advised by JNAM, and those Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)       ETF Funds. For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

(v)       Money Market Fund Information. In accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended, the JNL/WMC Government Money Market Fund (“Money Market Fund”) shall disclose on the Funds’ website at www.jackson.com, for a period of not less than six months, beginning no later than the fifth business day of a month, a schedule of the Money Market Fund’s investments, as of the last business day or subsequent calendar day of the prior month, including the following security-specific information:

(A)	Name of the issuer;
(B)	Category of investment;
(C)	CUSIP number (if any);
(D)	Principal amount;
(E)	Maturity date;
(F)	Final maturity date;

(G)	Coupon or yield;
(H)	Value;
(I)	A chart, which must be updated each business day as of the end of the preceding business day, showing, as of the end of each business day during the preceding six months:
i.	The percentage of the Money Market Fund’s total assets invested in daily liquid assets;
ii.	The percentage of the Money Market Fund’s total assets invested in weekly liquid assets;
iii.	The Money Market Fund’s net inflows or outflows; and
iv.	The Money Market Fund’s net asset value per share.

A link to the SEC website is also included so a user may obtain the most recent twelve (12) months of publicly available information filed by the Money Market Fund.

B.       Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)       On a quarterly basis, however, such holdings information shall be released to the public not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)       At such time as those service providers may request; and/or

(iii)       As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.       Other Disclosures. The Funds periodically provide portfolio holdings and other portfolio information to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, Sub-Advisers, potential Sub-Advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any Sub-Adviser, transition manager (for mergers and Sub-Adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.       Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ Chief Compliance Officer, in consultation with the President, shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E.       Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.       Monitoring Personal Trading. JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics. The Sub-Advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

III.	Recordkeeping and Reporting

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

This Supplement is dated July 12, 2023.

(To be used with V3180 05/23 and V3180PROXY 05/23.)